UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 1, 2019 (April 30, 2019)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, ServiceMaster Global Holdings, Inc. (the “Company” or “ServiceMaster”) issued a press release announcing the appointment of Naren Gursahaney as the non-executive Chairman of the Board of Directors to succeed Mark Tomkins. Mr. Gursahaney will be entitled to participate in the Company’s publicly disclosed director compensation plans, pursuant to which he will receive an annual retainer as the non-executive Chairman in addition to an annual retainer on the same terms as the Company’s other non-employee directors. Such director compensation plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 21, 2019 under “The Board of Directors and Corporate Governance— Director Compensation.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2019,  ServiceMaster held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 7, 2019. At the close of business on that date, the Company had 136,057,181 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 21, 2019. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class II directors to serve for a term expiring at the 2022 Annual Meeting.  The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Laurie Ann Goldman	127,924,414	890,722	99,239	1,961,181
Steven B. Hochhauser	127,441,410	549,567	923,398	1,961,181
Nikhil M. Varty	128,721,954	95,286	97,135	1,961,181

Proposal 2

The Company’s stockholders approved the advisory resolution approving executive compensation.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
122,351,118	4,746,727	1,816,530	1,961,181

Proposal 3

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
130,131,770	641,911	101,875	N/A

Item 7.01. Regulation FD Disclosure

On May 1, 2019, ServiceMaster issued a press release announcing the appointment of Naren Gursahaney as the non-executive Chairman of the Board of Directors to succeed Mark Tomkins. Mr. Tomkins will remain a member of the Board of Directors and will serve as Chair of the Audit Committee. In addition, the Company reaffirmed its published earnings guidance. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d)         Exhibits

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued May 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

May 1, 2019	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Ctober 30
Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued May 1, 2019.